SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 16, 2000


                          LEISUREPLANET HOLDINGS, LTD.
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               (Exact Name of Registrant as Specified in Charter)


             Bermuda                       0-27494             Not Applicable
             -------                      --------             --------------
  (State or Other Jurisdiction           (Commission           (IRS Employer
        of Incorporation)                 File No.)          Identification No.)


6100 Glades Road, Suite 305, Boca Raton, Florida                     33434
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(Address of Principal Executive Offices)                            (Zip Code)


        Registrant's telephone number, including area code (561) 479-0040


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 2.      Acquisition of Assets.
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             On November 16, 2000,  Leisureplanet Holdings, Ltd. (the "Company")
acquired, through a wholly-owned subsidiary, certain of the assets of goracing Interactive Services, Inc. The acquisition was effected pursuant to an Asset Purchase Agreement, dated November 16, 2000 (the "Purchase Agreement") among Action Performance Companies, Inc., an Arizona corporation, goracing Interactive Services, Inc., an Arizona corporation ("Seller"), the Company and Fantasy Sports, Inc., a Delaware corporation, and a wholly owned subsidiary of the Company, for an aggregate purchase price of $4,200,000 in cash, $3,950,000 of which was immediately paid to Seller and $250,000 of which was placed into an Escrow account for a period of one year and which may be withdrawn from the Escrow Account to pay for any liabilities of Seller to the Company pursuant to the terms of the Agreement. The final purchase price was generated from internal funds of the Company and was determined through arms length negotiations with the Seller.

             Seller had been involved in the business of operating participatory fantasy sports games, including fantasy NASCAR and fantasy college football games, all of which offered weekly and seasonal cash prizes.

             The description of the Purchase Agreement discussed above is qualified in its entirety by reference to such agreement, which is attached as an exhibit and incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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            (a)         Financial   statements   of   business   acquired:   Not
                        applicable.

            (b)         Pro forma financial statements: Not applicable.

            (c)         Exhibits:

                        2. Asset Purchase Agreement, dated as of November 16, 2000, among Action Performance Companies, Inc., Seller, the Company and Fantasy Sports, Inc.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                LEISUREPLANET HOLDINGS, LTD.


Date:    December 1, 2000                       By: /s/ Clive Kabatznik
                                                   ----------------------------
                                                   Clive Kabatznik
                                                   Chief Executive Officer

                                  EXHIBIT INDEX
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Exhibit
Number      Description
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2.          Asset  Purchase  Agreement,  dated as of November  16,  1999,  among
            Action Performance Companies,  Inc., Seller, the Company and Fantasy
            Sports, Inc.

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